Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINA

ln re: Pier 1 Imports, Inc., et al.
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

MONTHLY OPERATING REPORT TABLE OF CONTENTS

REQUIRED DOCUMENTS	Form No.
Notes to Monthly Operating Report	Notes
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Account Information	MOR-2
Schedule of Payments to Insiders	MOR-3
Schedule of Payments to Professionals	MOR-4
Postpetition Status of Secured Notes, Leases Payable, and Adequate Protection Payments	MOR-5
Accounts Receivable aid Accounts Payable Aging	MOR-6
Status Postposition Taxes	MOR-7
Debtor Questionnaire (including Insurance Supplement)	MOR-8
Statement of Operations	Appendix A
Balance Sheet	Appendix B

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
/s/ Robert J. Riesbeck	4/30/2020
Signature of Authorized Individual*	Date

Robert J. Riesbeck
Printed Name of Authorized Individual

CEO and CFO of the Debtors
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Pier 1 Imports, Inc., et al.		MOR Notes
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number	Debtor	Case Number
PIER 1 IMPORTS, INC.	75-1729843	PIER 1 SERVICES COMPANY	75-2668767
PIER 1 ASSETS, INC.	75-2552025	PIR TRADING, INC.	75-2355471
PIER 1 HOLDINGS, INC.	75-2668764	PIER 1 VALUE SERVICES, LLC	22-3776169
PIER 1 IMPORTS (U.S.), INC.	75-1673348
PIER 1 LICENSING, INC.	75-2552034

Notes to the MOR:

As a result of the COVID-19 global pandemic, and as described in a motion filed by the Debtors [Docket No. 438] (the “Limited Operation Period Motion”), the Debtors have ceased their store operations and furloughed the vast majority of their employees. These actions were authorized by the Bankruptcy Court pursuant to an order approving the Limited Operation Period Motion [Docket No. 493]. As a consequence of these actions, while the Debtors have taken reasonable efforts to provide complete and accurate information on this monthly operating report, the information presented herein may have incomplete or missing information. The Debtors reserve their right to amend all parts of this report as they determine to be appropriate as soon as reasonably practicable.

The Debtors are filing their consolidated Monthly Operating Report (MOR) solely for the purposes of complying with the monthly operating report requirements applicable in the Debtors’ chapter 11 cases. The financial and supplemental information contained herein is presented on preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with generally accepted accounting principles in United States of America (“U.S. GAAP”). This MOR should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this MOR reflects results on a consolidated basis for the debtors.

The financial information has been derived from the books and records of the debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to adjustments for income tax provisions and related deferred tax asset and liability accounts, and certain other asset and liability accounts

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial positions of the Debtor in the future.

The Debtors reserve all rights to amend or supplement this MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respects to their Chapter 11 cases.

: Pier 1 Imports, Inc., et al.		MOR-1
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Schedule of Cash Receipts and Disbursements

Debtor	Case Number	Cash Receipts	Cash Disbursements
PIER 1 IMPORTS, INC.	75-1729843	$90	($256,469)
PIER 1 ASSETS, INC.	75-2552025	—	—
PIER 1 HOLDINGS, INC.	75-2668764	—	—
PIER 1 IMPORTS (U.S.), INC.	75-1673348	294,253,831	(291,494,006	) 1
PIER 1 LICENSING, INC.	75-2552034	—	—
PIER 1 SERVICES COMPANY	75-2668767	275,103	(10,331,449)
PIR TRADING, INC.	75-2355471	425,458	—
PIER 1 VALUE SERVICES, LLC	22-3776169	161	(500)

Total Cash Receipts and Cash Disbursements		$294,954,642	($302,082,423)

Notes to MOR 1:

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors have engaged in reasonable efforts to provide complete and accurate information on this report. To the extent the Debtors learn more information and determine that amending this report is appropriate, they will do so as soon as reasonably practicable.

(1)	Valuation of receipts and disbursements for the Debtor’s Canadian bank accounts based on exchange rates as of 4/3/2020.

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Legal Entity	Bank	Account type	Last 4 Digits of Account Number	Book Balance
Pier 1 Imports (U.S.), Inc.	BancFirst	Store Account	2894	$2,016	[1]
Pier 1 Imports (U.S.), Inc.	Bank of America	Disbursement Account	2471	25,073	[3]
Pier 1 Services Co.	Bank of America	Disbursement Account	2484	207,978	[3]
Pier 1 Imports (U.S.), Inc.	Bank of America	Disbursement Account	7502	365,030	[3]
Pier 1 Services Co.	Bank of America	Disbursement Account	7510	184,747	[3]
Pier 1 Imports (U.S.), Inc.	Bank of America	Inactive Account	0905	—
Pier 1 Imports (U.S.), Inc.	Bank of America	Inactive Account	4708	—
Pier 1 Imports (U.S.), Inc.	Bank of America	Inactive Account	7925	—
Pier 1 Imports (U.S.), Inc.	Bank of America	Investment Account	5A11	3,374	[3]
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Master Account	887	161,007	[3]
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	284	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	323	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	528	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	810	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	959	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3080	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3284	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3420	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3457	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3462	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3792	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	3828	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	4655	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	5102	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	5458	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	5830	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	7123	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	7356	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	8456	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	8939	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	9227	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	9227	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	9366	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	1884	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	1967	—
Pier 1 Imports (U.S.), Inc.	Bank of America (US)	Store Account	6367	—
Pier 1 Imports (U.S.), Inc.	Bank of America, London	Operating Account	9017	3,781	[3]
Pier 1 Imports (U.S.), Inc.	Bank of Hawaii	Store Account	2388	—	[4]
Pier 1 Imports (U.S.), Inc.	Bank of Montreal	Letter of Credit Account	6982	22,698	[3]
Pier 1 Imports (U.S.), Inc.	Camden National Bank	Store Account	4103	1,352	[1]
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Master Account	9999	20,345	[3]
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	120	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	375	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	456	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1274	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1391	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1427	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1466	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1521	—
Pier 1 Imports (U.S.), Inc.	Capital One (US)	Store Account	1638	—
Pier 1 Imports (U.S.), Inc.	Chase	Earnings Credit Rate Account	7301	950	[3]
Pier 1 Imports (U.S.), Inc.	Chase	Operating Account	9428	19,701	[3]
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Master Account	9020	358,658	[3]
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	50	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	83	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	176	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	347	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	361	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	370	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	379	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	512	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	595	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	603	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	629	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	637	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	652	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	686	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	702	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	733	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	753	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	758	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	766	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	790	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	826	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	859	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	875	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	906	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1008	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1025	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1146	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1153	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1278	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1304	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1320	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1355	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1511	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1655	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1758	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1808	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1837	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1852	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1852	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1878	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1886	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1891	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1902	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1910	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1928	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1936	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	1969	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2058	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2169	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2177	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2185	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2235	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2250	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2406	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2472	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2554	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2760	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2778	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2802	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2836	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	2909	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3016	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3031	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3144	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3312	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3334	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3345	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3380	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3435	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3537	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3550	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3562	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3852	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3906	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3956	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3962	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	3977	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	4901	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	4965	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5096	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5163	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5343	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5397	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5528	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5533	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5702	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5728	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5733	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5900	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5967	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	5983	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6007	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6031	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6039	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6122	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6181	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6215	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6226	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6238	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6271	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6283	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6297	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6359	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6419	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6515	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6520	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6580	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6583	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6595	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6658	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	6820	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7107	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7253	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7310	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7337	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7338	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7352	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7360	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7363	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7375	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7391	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7505	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7517	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7578	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7586	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7602	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7628	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7680	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7813	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	7821	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8195	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8277	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8282	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8339	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8340	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8357	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8362	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8365	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8367	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8381	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8399	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8408	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8416	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8423	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8449	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8456	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8484	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8504	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8528	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8563	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8589	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8598	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8613	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8855	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8870	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	8888	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9039	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9163	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9175	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9508	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9638	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9642	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9667	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9739	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9750	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9761	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9783	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9783	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9840	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9893	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9893	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9934	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9956	—
Pier 1 Imports (U.S.), Inc.	Chase Bank (US)	Store Account	9999	—
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	2534	13,848	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	2802	6,511	[2]

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	3593	1,245	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4835	4,579	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4878	5,943	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4916	5,019	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	4983	7,938	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	5238	2,001	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	5319	2,638	[2]
Pier 1 Imports (U.S.), Inc.	Citizens Bank	Store Account	3584	6,355	[2]
Pier 1 Imports (U.S.), Inc.	Comerica Bank (MI)	Store Account	3799	4,559	[3]
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	594	4,359	[3]
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	2837	1,589	[3]
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	6705	3,030	[3]
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	6707	665	[3]
Pier 1 Imports (U.S.), Inc.	Commerce Bank	Store Account	7575	7,920	[3]
Pier 1 Imports (U.S.), Inc.	Compass Bank	Store Account	8681	11,815	[3]
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Master Account	7353	2,981	[3]
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	667	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	2169	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	2397	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	2821	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3107	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3301	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3657	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3681	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3691	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3699	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3780	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3798	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	3806	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	4127	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	4355	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	4913	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	5923	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7148	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7480	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7616	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	7938	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	8204	—
Pier 1 Imports (U.S.), Inc.	Fifth Third Bank (OH)	Store Account	8414	—
Pier 1 Imports (U.S.), Inc.	First Hawaiian Bank (HI)	Store Account	3343	—	[3]
Pier 1 Imports (U.S.), Inc.	First National Bank (PA)	Store Account	8547	487	[3]
Pier 1 Imports (U.S.), Inc.	First National Bank of Burleson	Store Account	1208	3,209	[3]
Pier 1 Imports (U.S.), Inc.	Flagstar Bank	Store Account	7199	6,560	[1]
Pier 1 Value Services, LLC	HSBC	Business Savings Account	5895	6,530	[3]
Pier 1 Imports (U.S.), Inc.	HSBC Bank USA (NY)	Store Account	1120	2,115	[3]
Pier 1 Imports (U.S.), Inc.	HSBC Bank Canada	Master Account	5002	28,437	[3]
Pier 1 Imports (U.S.), Inc.	HSBC Bank Canada (CN)	Store Account	5029	932	[3]
Pier 1 Imports (U.S.), Inc.	HSBC Bank Canada (CN) / BOM	Store Account	5001	—	[3]
Pier 1 Imports (U.S.), Inc.	Huntington Bank	Store Account	1173	5,023	[3]
Pier 1 Imports (U.S.), Inc.	Huntington Bank	Store Account	1959	18,315	[3]
Pier 1 Imports (U.S.), Inc.	Huntington Bank	Store Account	7847	335	[3]
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Master Account	3853	18,317	[2]
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	838	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	3398	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	3920	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	4317	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	5073	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	5241	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6049	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6846	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6887	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6960	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6978	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6986	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	6994	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	7417	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	7780	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	8319	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US)	Store Account	9758	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Master Account	4989	3,870	[2]
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	46	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	53	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	466	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	515	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	2857	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	3434	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	3442	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	3459	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	3467	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	4922	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	4948	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	4955	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	4963	—
Pier 1 Imports (U.S.), Inc.	KeyBank (US) (f/k/a First Niagara Ba	Store Account	4971	—
Pier 1 Imports (U.S.), Inc.	M&T Bank (US)	Store Account	478	5,728	[3]
Pier 1 Imports (U.S.), Inc.	Middlesex Savings Bank	Store Account	1696	3,094	[1]
Pier 1 Imports (U.S.), Inc.	PNC Bank (US)	Store Account	3177	319,104	[2]
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Concentration	2621	165,119	[3]
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Disbursement	2647	—
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Disbursement	4679	9,879	[3]
Pier 1 Imports (U.S.), Inc.	RBC	Canadian Operating Account	4638	—
Pier 1 Imports (U.S.), Inc.	RBC	Investment Account	2440	64,515	[3]
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Master Account	158	34,901	[3]
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	51	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	868	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1077	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1093	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1107	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1115	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1131	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1158	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1174	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	1546	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2832	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2840	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2859	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2875	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2883	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2891	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	2901	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	3355	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	3707	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4271	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4336	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4340	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4464	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	4940	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	5421	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	7792	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8340	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8437	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8479	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8487	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8509	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8614	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	8711	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	9924	—
Pier 1 Imports (U.S.), Inc.	Regions Bank (US)	Store Account	9932	—
Pier 1 Imports (U.S.), Inc.	Royal Bank of Canada	Store Account	2639	—	[3]
Pier 1 Imports (U.S.), Inc.	Santander	Store Account	4940	4,904	[3]
Pier 1 Imports (U.S.), Inc.	Scotia Bank (CN)	Store Account	5514	82,792	[2]
Pier 1 Imports (U.S.), Inc.	Summit Community Bank	Store Account	3590	3,750	[1]
Pier 1 Imports (U.S.), Inc.	SunTrust Bank (US)	Store Account	9112	7,617	[3]
Pier 1 Imports (U.S.), Inc.	TD Bank Canada	Store Account	4626	52,071	[2]
Pier 1 Imports (U.S.), Inc.	TD Banknorth (TD Bank)	Store Account	4972	17,712	[3]
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Master Account	8338	21,680	[3]
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	241	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	258	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	274	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	707	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	940	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1061	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1126	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1241	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1308	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1352	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1477	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1485	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1498	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1852	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1948	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	1997	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2348	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2511	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2776	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	2915	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3166	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3168	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3182	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3208	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3224	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3232	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3257	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3273	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3299	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3307	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3315	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3331	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3349	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3372	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3380	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3422	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3430	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3448	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	3709	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	4003	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	4936	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5156	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5521	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5522	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	5760	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	6299	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	6949	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	7077	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	7500	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	7569	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8022	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8345	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8415	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8881	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8899	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8944	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8949	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8956	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	8990	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9300	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9342	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9383	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9698	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9721	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9771	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9797	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9987	—
Pier 1 Imports (U.S.), Inc.	U.S. Bank (US)	Store Account	9995	—
Pier 1 Imports (U.S.), Inc.	United National Bank of Parkersburg	Store Account	3780	3,123	[3]
PIR Trading, Inc.	Wells Fargo	Deposit Account	2083	977	[3]
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Deposit Account	4606	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Disbursement Account	5559	—
Pier 1 Services Co.	Wells Fargo	Disbursement Account	5772	—
Pier 1 Services Co.	Wells Fargo	Disbursement Account	6089	244,582	[3]
Pier 1 Imports, Inc.	Wells Fargo	Disbursement Account	6105	23,801	[3]
Pier 1 Value Services, LLC	Wells Fargo	Disbursement Account	6113	547	[3]
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Disbursement Account	8395	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Inactive Account	0001	—
PIR Trading, Inc.	Wells Fargo	Investment Account	3636	4,154	[3]
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Investment Account	6337	68,353	[3]
Pier 1 Services Co.	Wells Fargo	Investment Account	6416	8,015	[3]
Pier 1 Imports, Inc.	Wells Fargo	Investment Account	6418	5,195	[3]
Pier 1 Value Services, LLC	Wells Fargo	Investment Account	6419	3,488	[3]
Pier Licensing, Inc.	Wells Fargo	Licensing Account	3289	50	[3]
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Main Concentration Account	0820	814,026	[3]
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Receipt Concentration Account	6030	1,700,726	[3]
Pier 1 Imports (U.S.), Inc.	Wells Fargo	Store Concentration Account	5015	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Master Account	2636	475,790	[3]
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	10	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	25	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	33	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	44	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	52	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	77	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	86	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	94	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	109	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	122	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	295	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	465	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	572	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	616	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	741	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	766	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	878	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	908	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	923	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	956	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	980	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	984	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	987	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	998	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1004	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1046	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1130	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1162	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1170	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1203	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1370	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1384	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1392	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1427	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1437	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1551	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1567	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1595	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1603	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1693	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	1873	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2109	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2117	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2125	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2130	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2148	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2166	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2209	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2234	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2242	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2244	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2280	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2283	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2285	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2291	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2309	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2317	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2349	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2354	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2372	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2398	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2406	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2420	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2425	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2454	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2455	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2518	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2549	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	2570	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3046	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3156	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3200	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3317	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3398	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3503	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3614	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3619	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3619	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3622	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3627	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3630	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3633	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3836	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3926	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3931	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3949	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3969	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	3977	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4039	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4051	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4099	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4366	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4460	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4476	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4484	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4548	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4762	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4779	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4787	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4789	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4795	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4823	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4831	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4849	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4856	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4927	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	4973	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5043	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5149	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5184	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5236	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5242	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5244	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5277	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5285	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5291	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5293	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5351	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5377	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5395	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5413	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5533	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5558	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5591	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5598	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5609	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5634	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5642	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5665	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5679	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5702	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5702	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5710	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5717	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5719	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5725	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5746	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5753	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5761	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5787	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5795	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5803	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5811	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5829	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5837	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5846	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5948	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	5986	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6070	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6242	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6356	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6372	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6463	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6475	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6663	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6665	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6671	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6673	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6699	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6707	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6715	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6723	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6756	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6772	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6780	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6798	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6798	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6814	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6822	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6824	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6830	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6832	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6855	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6871	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6889	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6897	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6905	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6913	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6939	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6947	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6954	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6959	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6962	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6970	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6988	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	6996	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7004	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7010	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7028	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7036	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7044	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7051	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7069	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7077	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7093	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7101	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7127	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7143	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7150	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7168	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7200	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7226	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7234	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7264	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7409	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7514	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7573	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7594	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7602	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7741	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7848	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7864	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7872	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7899	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	7987	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8030	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8143	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8229	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8237	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8445	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8472	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8514	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8526	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8535	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8557	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8565	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8573	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8581	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8599	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8607	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8620	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8710	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8738	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8744	—

In re: Pier 1 Imports, Inc., et al.		MOR-2
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Bank Account Information

Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8751	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8753	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8761	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8769	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8777	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8785	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8787	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8801	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8803	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8807	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8837	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8845	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8852	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8860	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	8878	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9052	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9135	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9196	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9220	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9240	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9251	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9263	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9265	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9273	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9432	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9652	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9730	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9736	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9742	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9815	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9837	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9845	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9857	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9881	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9926	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9938	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9946	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9954	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9962	—
Pier 1 Imports (U.S.), Inc.	Wells Fargo (US)	Store Account	9970	—
Pier 1 Imports (U.S.), Inc.	Wesbanco Bank	Store Account	5661	4,950	[1]

				$5,714,478

Notes to MOR 2:

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors have engaged in reasonable efforts to provide complete and accurate information on this report. To the extent the Debtors learn more information and determine that amending this report is appropriate, they will do so as soon as reasonably practicable.

(1)	Account balance listed is as of January 31, 2020.
(2)	Account balance listed is as of March 20, 2020.
(3)	Account balance listed is as of April 4, 2020. This is the date of the fiscal month-ended March 2020.
(4)	Account was closed on February 25, 2020.

In re: Pier 1 Imports, Inc., et al.		MOR-3
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Schedule of Payments to Insiders

Professional	Role / Capacity	Amount Paid	Cumulative Payments Since Filing
HALEY MARK R	EVP Store Sales And Operations	$53,557	$53,557
SAVAGE WILLIAM	EVP And Chief Global Supply Chain Officer	59,954	59,954
COLACO DONNA	President	79,381	79,381
RIESBECK ROBERT JAMES	Director, CEO and CFO	121,019	121,019
MCKOWN III GEORGE R.	SVP, General Counsel And Corporate Secretary	35,619	35,619
MURRAY CHRISTINE C.	EVP Human Resources and CHRO	46,650	46,650
CHERYL BACHELDER	Director	15,417	$15,417
ROBERT BASS	Director	15,417	$15,417
HAMISH DODDS	Director	19,583	$19,583
BRENDAN HOFFMAN	Director	15,417	$15,417
ALLIE KLINE	Director	15,417	$15,417
TERRY LONDON	Director	25,833	$25,833
MICHAEL PEEL	Director	17,500	$17,500
ANN SARDINI	Director	21,486	$21,486
PAMELA CORRIE	Director	25,380	$25,380
STEVEN PANAGOS	Director	25,000	$25,000

		$592,630	$592,630

In re: Pier 1 Imports, Inc., et al.		MOR-4
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Schedule of Payments to Professionals

Payee	Role of Insider	Amount Paid	Cumulative Payments Since Filing
A&G REALTY PARTNERS LLC	DEBTORS’ ADVISOR	—	—
ALVAREZ AND MARSAL CANADA INC	DEBTORS’ ADVISOR	35,095	35,095
AP SERVICES LLC	DEBTORS’ FINANCIAL ADVISOR	—	—
BROWN RUDNICK LLP	LENDERS’ COUNSEL	—	—
EPIQ CORPORATE RESTRUCTURING LLC	DEBTORS’ ADMINISTRATIVE ADVISOR	—	—
FTI CONSULTING INC	LENDERS’ FINANCIAL ADVISOR	155,909	155,909
GORDON BROTHERS RETAIL PARTNERS, LLC	DEBTORS’ ADVISOR	4,346,490	4,346,490
GUGGENHEIM SECURITIES LLC	DEBTORS’ INVESTMENT BANKER	—	—
HUNTON ANDREWS KURTH LLP	LENDERS’ COUNSEL	8,086	8,086
JOELE FRANK, WILKINSON BRIMMER KATCHER	DEBTORS’ COMMUNICATIONS CONSULTANT	—	—
KIRKLAND & ELLIS LLP	DEBTORS’ COUNSEL	—	—
KUTAK ROCK LLP	DEBTORS’ COUNSEL	—	—
MORGAN, LEWIS & BOCKIUS LLP	LENDERS’ COUNSEL	—	—
OSLER HOSKIN AND HARCOURT LLP	DEBTORS’ COUNSEL	—	—
SEWARD AND KISSEL LLP	LENDERS’ COUNSEL	45,580	45,580
WHITEFORD TAYLOR PRESTON, LLP	LENDERS’ COUNSEL

		$4,591,160	$4,591,160

In re: Pier 1 Imports, Inc., et al.		MOR-5
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Postpetition Status of Secured Notes, Leases Payable, and Adequate Protection Payments

PAYMENTS

Name of Creditor	Description	Scheduled Monthly Payment Due	Amount Paid	Total Unpaid Postpetition
Various Lessors	March Rent[1]	$17,659,696	$18,035,096	$—
Bank of America, N.A.	Prepetition Revolving Credit Loan (Incl. Fees)[2]		90,313,749	—
Bank of America, N.A.	Prepetition FILO Loan (Incl. Fees)[2]		15,150,182	—
Pathlight Capital Fund I LP	Prepetition ABL Term Loan (Incl. Fees)[2]		35,179,938	—
Pathlight Capital Fund I LP	Prepayment Premium in respect of ABL Term Loan[2]		6,043,541	—
JPM LC	Cash Collateral equal to 103% of Letters of Credits Outstanding[2]		9,982,180	—
Various Parties	Standby Letter of Credit/Unused Fees[2]		115,764	—

		TOTAL:	$174,820,449	$—

DIP FINANCING

Name of Creditor	Beginning Balance	Draws	Pay-Downs	Ending Balance
Bank of America, N.A. - Revolving Credit Loan	$—	$218,479,605	$(174,276,023)	$44,203,581.86
Bank of America, N.A. - FILO Loan	—	15,000,000	—	—
Pathlight Capital Fund I LP - ABL Term Loan	—	41,043,541	—	—

TOTAL:	$—	$274,523,146	$(174,276,023)	$44,203,581.86

Notes to MOR 5:

[1]	Amount listed as paid in March related to lease payments is higher than the monthly scheduled amount due to the inclusion of non-recurring items.
[2]	Payoff made on February 20, 2020.

In re: Pier 1 Imports, Inc., et al.		MOR-6
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Accounts Receivable and Accounts Payable Aging

Accounts Receivable Aging
Accounts Receivable Days Aging	Amount
0-30
31-60
61-90
91+
Other Non-Trade Receivables

Accounts Receivable (Gross)
A/R Allowance for Bad Debts
Other Reserves

Accounts Receivable (Net)

Accounts Payable Aging1, [2]
Accounts Payable Category	Current	1-30 Days	31-60 Days	61+ Days	Total
Trades Payable	8,703,214.56	4,506,554.38	45,161.35	—	13,254,930.29
Taxes Payable	1,021.40	14,885.63	—	—	15,907.03

Notes to MOR 6:

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors have engaged in reasonable efforts to provide complete and accurate information on this report. To the extent the Debtors learn more information and determine that amending this report is appropriate, they will do so as soon as reasonably practicable.

[1] Includes postpetition balances only. Aging is based on the Debtors’ unfinalized books and records as of March 31, 2020 and represents open and outstanding invoices that have been entered into the Debtors’ accounts payable system. The aging does not include accruals for invoices not yet received or approved and is aged based on due date.

[2] 1-30 and 31-60 day balances due primarily to delayed receipt of invoices or increased processing time due to employees being furloughed.

In re: Pier 1 Imports, Inc., et al.		MOR-7
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Accounts Receivable and Accounts Payable Aging

Tax Category	Beginning Liability	Amount Withheld or Accrued	Amount Paid	Ending Liability
Sales Tax
Payroll Tax
Property Tax
State Income/Franchise Tax
Other Taxes

Total	$—	$—	$—	$—

Notes to MOR 7:

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors have engaged in reasonable efforts to provide complete and accurate information on this report. To the extent the Debtors learn more information and determine that amending this report is appropriate, they will do so as soon as reasonably practicable.

At the time of this filing, the Debtors believe that they are current with all tax obligations owed to each of the Debtors’ taxing authorities. Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines. The Debtors plan to amend this schedule as appropriate upon which time its employees have returned to work and are able to make the appropriate accounting entries to report this information.

In re: Pier 1 Imports, Inc., et al.		MOR-8
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Debtor Questionnaire

General Questions	Yes	No
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X1
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X2
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X3
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X4
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X5
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X6
12. ARE ANY WAGE PAYMENTS PAST DUE?

Insurance	Yes	No
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.	See following page

[1]

Pursuant to the Final Order (I) Authorizing the Debtors to Assume the Consulting Agreement, (II) Authorizing and Approving the Conduct of Store Closing Sales, with Such Sales to be Free and Clear of All Liens, Claims, and Encumbrances, (III) Authorizing Customary Bonuses to Employees of Closing Stores, and (IV) Granting Related Relief, the Debtors have    been selling fixtures and other items from locations that have been closed.

[2]

Pursuant to the Final Order (I) Authorizing the Debtors to (A) Continue to Operate their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Perform Intercompany Transactions, and (II) Granting Related Relief (Docket No. 344), the Debtors continue to enter into ordinary course intercompany transactions postpetition consistent with the Debtors’ operation of their business in the prepetition period.

[3]	The Debtors made various payments on prepetition liabilities during the period pursuant to the interim and final first day orders.
[4]

Pursuant to the Final Order (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Authorizing the Debtors to Use Cash Collateral, (III) Granting Liens and Providing Superpriority Administrative Expense Status, (IV) Granting Adequate Protection to the Prepetition Secured Parties, (V) Modifying the Automatic Stay and (VI) Granting Related Relief (Docket No. 342), the Debtors have secured postpetition debtor-in-possession financing.

[5]

Pursuant to the Order Granting (I) Relief Related to the Interim Budget, (II) Temporarily Adjourning Certain Motions and Applications for Payments, and (III) Granting Related Relief, the Debtors have suspended certain postpetition payments.

[6]

Pursuant to the Final Order (I) Authorizing the Payment of Certain Prepetition and Postpetition Taxes and Fees and (II) Granting Related Relief (Docket No. 374), the Debtors continue to pay prepetition taxes and fees as they come due.

In re: Pier 1 Imports, Inc., et al.		MOR-8A
	Case No. (Jointly Administered)	20-30805
	Reporting Period:	2/17/2020 - 3/31/2020

Debtor Questionnaire—Insurance Supplement

Change (New, Lapsed, Modified, etc.)	Policy Type	Insurance Carrier	Policy Number	Policy Term	Approximate Annualized Premium
Renewed	Workers Compensation & Employers Liability	Safety National	LDS4043715	4/1/20 to 5/1/20
Renewed	Commercial General Liability	Safety National	GL 4043721	4/1/20 to 5/1/20
Renewed	Automobile Liability	Safety National	CAF4043719	4/1/20 to 5/1/20
Renewed	Commercial General Liability Canada	Tokio Marine	CBC 5657447	4/1/20 to 5/1/20
Renewed	Excess General Liability Canada	AIG Canada	28295100	4/1/20 to 5/1/20	$1,379,453[1]
Renewed	Umbrella Liability: 1st Layer	AIG	28295099	4/1/20 to 5/1/20
Renewed	Umbrella Liability: 2nd Layer	XL Insurance	US00052669LI19A	4/1/20 to 5/1/20
Renewed	Umbrella Liability: 3rd Layer	Endurance (Sompo)	XSC30000058903	4/1/20 to 5/1/20
Renewed	Umbrella Liability: 4th Layer	Great American/Chubb	EXC2276241	4/1/20 to 5/1/20
Renewed	Foreign Liability	Zurich	ZE 0233383-03	4/1/20 to 5/1/20
Expired	Punitive Damages 1st Layer	AIG Reinsurance	13631190	Expired at 3/1/20
Expired	Punitive Damages 2nd Layer	XL – Irish	US00052669LI19A	Expired at 3/1/20
Expired	Punitive Damages 3rd Layer	Endurance	MCEN205148	Expired at 3/1/20
Expired	Punitive Damages 4th Layer	Chubb/GA Spirit	PD10122-001-A	Expired at 3/1/20

Note:

1)	Policies are being extended month-to-month. The Debtors paid $114,954.41 on March 28th for the premiums covering the month of April.

In re: Pier 1 Imports, Inc., et al.

Appendix A—Statement of Operations (Consolidated)

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors are unable to provide a Statement of Operations at this time. The Debtors will amend this schedule as soon as reasonably practicable.

In re: Pier 1 Imports, Inc., et al.

Appendix B—Balance Sheet (Consolidated)

As described in the Notes to the Monthly Operating Report, in light of current circumstances, the Debtors are unable to provide a Balance Sheet at this time. The Debtors will amend this schedule as soon as reasonably practicable.